UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2009

WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On July 8, 2009, Westwood One, Inc. (the “Company”) filed a Current Report on Form 8-K (“Form 8-K”) announcing that the Company’s Board of Directors (the “Board”) had elected Ronald W. Wuensch as a director of the Company. At that time, it had not yet been determined upon which committees of the Board Mr. Wuensch would serve. This Amendment No. 1 to the Form 8-K is being filed to report that on August 21, 2009, the Board appointed Mr. Wuensch to serve on the Audit Committee of the Board. No other change in the Form 8-K is being effected hereby.

Item 9.01 Financial Statements and Exhibits

(d)  The following is a list of the exhibits filed as a part of this Current Report on Form 8-K:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2009

WESTWOOD ONE, INC.

By: /s/ David Hillman
Name: David Hillman
Title: Chief Administrative Officer;
EVP, Business Affairs;
General Counsel and Secretary